UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 3, 2007
FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware	77-0431154
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.
On December 3, 2007, Foundry Networks, Inc. (the “Company”) entered into two lease amendments with Bixby Technology Center, LLC (“Bixby”) to amend the lease agreements between the Company and Bixby with respect to the Company’s facilitates located at 2130 Gold Street and 2100 Gold Street in Alviso, California, dated March 15, 2001 and September 28, 1999, respectively (the “Amendments”). The Amendments extend the term of each of the leases to January 31, 2011, and also specify the monthly rent payable during the respective terms of the leases as follows:
2130 Gold Street:

Period	Monthly Base Rent
6/1/2008 — 5/31/2009	$40,439.50
6/1/2009 — 5/31/2010	$43,048.50
6/1/2010 — 1/31/2011	$44,353.00
2100 Gold Street:

Period	Monthly Base Rent
6/1/2008 — 5/31/2009	$109,670.25
6/1/2009 — 5/31/2010	$116,745.75
6/1/2010 — 1/31/2011	$120,283.50
Copies of the Amendments are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure provided in Item 1.01 “Entry into a Material Definitive Agreement” regarding the Amendments is incorporated by reference into this Item 2.03 in response to this Item 2.03.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
     On December 5, 2007, the Company entered into Change of Control Severance Agreements (the “Agreements”) with certain employees and officers of the Company, including the following named executive officers: Laurence Akin, Ken Cheng, Paul Twombly and Dan Fairfax.
     Each Agreement provides that in the event of an executive’s involuntary termination of employment without cause, or a voluntary resignation for good reason (as such terms are defined in the Agreement), at any time during the period beginning three months prior to a change of control, and ending twelve months following a change of control, each executive will receive:

•	a lump sum cash payment equal to twelve months base salary (as in effect at the time of the termination or the change of control, whichever is greater);

•	full acceleration of all of the executive’s then outstanding and unvested equity awards (including any and all stock options, stock appreciation rights, restricted stock, restricted stock units, or any other form of equity compensation issued to the executive) and an extension of the post-termination exercise period for any outstanding stock option or stock appreciation right to twelve months following termination;

•	reimbursement for premiums paid for continued health benefits under COBRA for the executive (and any eligible dependents) until the earlier of twelve months or the date when the executive (and any eligible dependents) otherwise becomes eligible for medical benefits under any similar plans; and

•	the transfer to the executive of any personal computer, cellular phone, or mobile e-mail device used by executive in the scope of employment with the Company and payment of (i) any accrued base salary and vacation earned through the date of termination and (ii) pro-rata portion of current year’s annual incentive bonus.
     In addition, if in a change of control transaction the acquirer either (i) refuses to assume any outstanding equity award, or (ii) is not a publicly traded corporation, then all of the executive’s then outstanding equity awards will be fully accelerated as of immediately prior to the consummation of the change in control (regardless of whether or not the executive’s employment is terminated).
     The Agreements will automatically expire on December 5, 2010. However, the Agreements do require that the Company shall undertake a good faith review of the Agreements after December 5, 2009, and before the scheduled expiration date, in order to ascertain whether or not it would be in the best interest of the Company and its shareholders to revise, renew, amend or otherwise allow the Agreements to be terminated on December 5, 2010.
     In order to be eligible to receive the severance benefits under the Agreement, each executive must agree to sign and not revoke a release of claims agreement in favor of the Company, comply with the one year non-solicitation requirements of the Company’s proprietary information and inventions agreement and agree to not disparage the Company for a period of twelve months.
     The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference in its entirety.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 5, 2007, the Board of Directors (the “Board”) of the Company approved a technical amendment (the “Amendment”) to Section 8.10 of the Amended and Restated Bylaws of the Company, as amended to date (the “Bylaws”), effective as of such date. Specifically, the Board approved the Amendment to comply with Nasdaq Stock Market Marketplace Rule 4350(l) (the “Direct Registration Rule”), which requires Nasdaq-listed securities to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended, on and after January 1, 2008. A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without issuance of a physical share certificate. Because Section 8.10 of the Company’s Bylaws did not address the possibility of transfers of uncertificated shares, the Company’s Board of

Directors determined that it was necessary and appropriate to amend Section 8.10 of the Company’s Bylaws to contemplate such transfers.
A copy of the Amendment No. 1 to the Amended and Restated Bylaws of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Foundry Networks, Inc., dated April 19, 2007

10.1	First Amendment to Lease Agreement between the Company and Bixby Technology Center, LLC dated December 3, 2007.

10.2	Third Amendment to Lease Amendment between the Company and Bixby Technology Center, LLC dated December 3, 2007.

10.3	Form of Severance Agreement by and between the Company and its executive officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: December 7, 2007	By:	/s/ Cliff Moore
Cliff Moore
Vice President, General Counsel and Corporate Secretary of Foundry Networks, Inc.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Foundry Networks, Inc., dated April 19, 2007

10.1	First Amendment to Lease Agreement between the Company and Bixby Technology Center, LLC dated December 3, 2007.

10.2	Third Amendment to Lease Amendment between the Company and Bixby Technology Center, LLC dated December 3, 2007.

10.3	Form of Severance Agreement by and between the Company and its executive officers